UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

The Marygold Companies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-29913	90-1133909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Calle Iglesia, Unit B, San Clemente, CA	92672
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 429-5370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MGLD	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Effective April 17, 2023, the Board of Directors of The Marygold Companies, Inc. (the “Company”) have accepted the resignation of Kathryn D. Rooney and appointed James S. Alexander and Stuart P. Crumbaugh to fill vacancies on the Company’s Board of Directors.

On March 20, 2023, the Board of Directors of the Company approved appointing James S. Alexander to the Board of Directors with the appointment effective April 17, 2023, to fill a vacancy on the Board of Directors.

The Nominating Committee of the Board of Directors, in accordance with the Company’s Nominating and Corporate Governance Committee Charter, met and nominated Mr. Alexander after a review of available candidates, their respective backgrounds, relevant experience and professional and personal reputations. The Nominating Committee formally approved and recommended that James S. Alexander be appointed to serve on the Board of Directors as an Independent Director according to NYSE Guidelines, until the next election of directors by the stockholders and until the due election and qualification of his successor.

Mr. Alexander has not yet been appointed to serve on any Committee of the Board of Directors of the Company.

Mr. Alexander will be compensated the same as other Independent Directors of the Company, with such compensation to be, on a per annum basis, the combination of: (i) $24,000 in cash and (ii) shares of the Company’s common stock with a market value of $5,000 as of the date of the grant.

There are no arrangements or understandings between Mr. Alexander and any other person pursuant to which Mr. Alexander was selected as a director of the Company.

James Alexander has held executive and senior sales roles within the Capital Markets Division of Money Center and Regional Banks for the last 30 years. He served as Senior Director at Key Banc Capital Markets from 2015-2023 and was responsible for growing the firm’s corporate bond credit business as well as expanding its entry into the Structure Product (MBS) Trading sector with new tier one client relationships. Prior to joining Key Banc, Mr. Alexander was a Director in the Capital Markets Division at Wells Fargo Securities and a Principal in the Capital Markets Division at Bank of America Securities. Mr. Alexander is a respected leader with deep industry knowledge that has enabled him to evaluate and act upon market opportunities and navigate changing economic cycles. Mr. Alexander is also a cultural innovator and community leader as he was a co-founder of All Jokes Aside Comedy Club in Chicago which became one of the most influential entertainment destinations in the country devoted to comedians of color. He also dedicates his time to improving the lives of young people through education by serving on the Board of Directors of The Edward G. Irvin Foundation, where he has served as Chairman of the Scholarship Committee for the last twelve years. Mr. Alexander graduated with a Bachelor of Arts degree in Marketing from Morehouse College and earned a Masters of Business Administration degree in Finance from Northwestern University, Kellogg School of Management.

There are no arrangements or understandings between Mr. Crumbaugh and any other person pursuant to which Mr. Crumbaugh was selected as a director of the Company.

Stuart P. Crumbaugh is the Chief Financial Officer of The Marygold Companies, Inc., (the “Company”), the parent of USCF Investments, Inc. (“USCF Investments”) (formerly Wainwright Holdings, Inc.) since December 2017. Mr. Crumbaugh is also the Treasurer and a member of the Board of Directors of Marygold & Co., a subsidiary of the Company, since November 2019. Mr. Crumbaugh has been a Management Director of United States Commodity Funds, LLC (“USCF”) since April 2023 and Chief Financial Officer, Secretary and Treasurer of USCF since May 2015. In addition, Mr. Crumbaugh has served as a director of USCF Investments, the parent and sole member of USCF, since December 2016. Mr. Crumbaugh has been a principal of USCF listed with the CFTC and NFA since July 1, 2015, and as of January 2017, he is a principal of USCF Advisers. USCF Advisers, an affiliate of USCF, is an investment adviser registered under the Investment Advisers Act of 1940, and, as of February 2017, is registered as a commodity pool operator, NFA member and swap firm. Since June 2015, Mr. Crumbaugh has been the Treasurer and Secretary of USCF Advisers. He has served as a Management Trustee, Chief Financial Officer and Treasurer of (1) USCF ETF Trust since May 2015 and (2) USCF Mutual Funds Trust since October 2016. Mr. Crumbaugh joined USCF as the Assistant Chief Financial Officer on April 6, 2015. Prior to joining USCF, Mr. Crumbaugh was the Vice President Finance and Chief Financial Officer of Sikka Software Corporation, a software service healthcare company providing optimization software and data solutions from April 2014 to April 6, 2015. Mr. Crumbaugh served as a consultant providing technical accounting, IPO readiness and M&A consulting services to various early-stage companies with the Connor Group, a technical accounting consulting firm, for the periods of January 2014 through March 2014; October 2012 through November 2012; and January 2011 through February 2011. From December 2012 through December 2013, Mr. Crumbaugh was Vice President, Corporate Controller and Treasurer of Auction.com, LLC, a residential and commercial real estate online auction company. From March 2011 through September 2012, Mr. Crumbaugh was Chief Financial Officer of IP Infusion Inc., a technology company providing network routing and switching software enabling software-defined networking solutions for major mobile carriers and network infrastructure providers. Mr. Crumbaugh earned a Bachelor of Arts in Accounting and Business Administration from Michigan State University in 1987 and is a Certified Public Accountant – Michigan (inactive).

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated April 17, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marygold Companies, Inc.

By:	/s/ Nicholas Gerber
Name:	Nicholas Gerber
Title:	Chief Executive Officer

Dated: April 17, 2023